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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               December 11, 1996


                      LONG DISTANCE DIRECT HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Nevada                  33-26019-LA                     33-0323376
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(State or Other Jurisdiction    (Commission                   (IRS Employer
      of Incorporation          File Number)                Identification No.)



1 Blue Hill Plaza, Pearl River, New York                                10965
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (914) 620-0765
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ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Long Distance Direct Holdings, Inc. sold 166,667 shares for cash at a price of $3.00 per share to Wingmead Securities Limited on November 29, 1996. The sale was made in reliance on Regulation S promulgated under the Securities Act of 1933. Wingmead Securities Limited is a non-U.S. person (as defined in Regulation S.)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 1996                  LONG DISTANCE DIRECT HOLDINGS, INC.

                                          By: /s/ Michael Preston
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                                            Michael Preston, Secretary